                                                                   EXHIBIT 10.71

                       FIRST AMENDMENT TO LEASE AGREEMENT

      THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "First Amendment") is made and entered into on this the 2nd day of September, 2005, by and between MPT WEST HOUSTON HOSPITAL, L.P., a Delaware limited partnership ("Lessor"), and STEALTH, L.P., a Delaware limited partnership ("Lessee") as follows:

                                RECITALS:

      A. Lessor and Lessee entered into that certain Lease Agreement dated June 17, 2004 (the "Lease"), whereby the Lessor leased to Lessee certain property, including, without limitation, the real property located in Houston, Harris County, Texas, as described in the Lease and more particularly described on EXHIBIT "A" attached hereto and made a part hereof by reference and incorporation (the "Leased Real Property") (a portion of the Leased Real Property was designated in the Lease as the "Additional Real Estate," which is more particularly described on EXHIBIT "B" attached hereto and made a part hereof by reference and incorporation).

      B. Record notice of the Lease was provided by a Memorandum of Lease Agreement dated June 17, 2 004 (the "Lease Memorandum") by and between the Lessor and Lessee, which Lease Memorandum was recorded as Instrument #X749802 on July 7, 2004, in the Office of the County Clerk of Harris County, Texas.

      C. A Lease Confirmation Agreement, effective as of September 30, 2004, was executed by the Lessor and Lessee whereby the parties hereto, among other things, ratified and confirmed in the Lease in all respects.

      D. Pursuant to Section 39.12 of the Lease, Lessor granted to Lessee the right of first offer and option to purchase the Additional Real Estate, subject to certain conditions as set forth in the Lease.

      E. Lessor and Lessee desire to amend the Lease as herein provided, including providing that the foregoing right of first offer and option expire after October 31, 2010.

      NOW, THEREFORE, in consideration of mutual covenants, conditions and agreements herein contained, the parties hereto agree that the Lease is hereby amended as follows:

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      1. AMENDMENT.

            (1) Subparagraph (c)(ii) of Section 3.1 is hereby deleted in its entirety.

            (2) Section 39.12 is hereby deleted in its entirety and the following is substituted in lieu thereof:

            "Section 39.12 PURCHASE OF ADDITIONAL REAL ESTATE; RIGHT OF FIRST OFFER.

      (a) Lessor has purchased the Additional Real Estate and the total purchase price paid by the Lessor for the Additional Real Estate has been added to the Total Development Costs for purposes of Section 3.1 of the Lease.

      (b) So long as Lessee is not in default hereunder and there is no default under the Other Lease and the Tenant Leases, beyond all applicable notice and cure periods, Lessee shall have the right and option, exercisable through October 31, 2010, to purchase all (or a portion thereof) of the undeveloped Additional Real Estate not used for the construction of or in connection with the use of the Facility or the MOB Facility (the "Undeveloped Additional Real Estate"). The purchase price for such Undeveloped Additional Real Estate shall be the purchase price paid by the Lessor for such Additional Real Estate (pro rated per acre) plus any amounts paid by Lessor to Lessee pursuant to this
Section 39.12 (pro rated per acre). Lessee shall notify Lessor in writing within the foregoing option period of its intent to purchase and, if such option is exercised, the purchase shall be closed in accordance with the provisions hereof within ninety (90) days following the date of such notice. In the event that Lessee fails to exercise the option or close the purchase pursuant thereto within the applicable foregoing periods, the Lessee's rights under this Section
39.12 (b) shall be null and void.

      (c) So long as Lessee is not in default under the Lease and there is no default under the Other Lease and the Tenant Leases, beyond all applicable notice and cure periods, Lessee shall have a right of first offer, exercisable through October 31, 2010, to purchase all (or a portion thereof) of the Undeveloped Additional Real Estate in the event Lessor decides to sell the same to a third party. Lessor shall give Lessee written notice of its intent to sell. Lessee shall notify Lessor in writing no later than thirty (30) days after such notice from Lessor of its intention to purchase such Undeveloped Additional Real Estate and such notice shall specifically set forth the terms and conditions of such proposed purchase; provided, however, that, at a minimum, the purchase price shall not be less than the purchase price paid by Lessor for such Undeveloped Additional Real Estate (pro rated per acre), plus any amounts paid pursuant to this Section 39.12 (pro rated per acre). If Lessee makes an offer acceptable to Lessor, Lessee must close such purchase within ninety (90) days following Lessor's acceptance of Lessee's offer. In the event that Lessee fails to notify Lessor or close the purchase pursuant thereto within the applicable periods, the Lessee's rights under this Section 39.12 (c) shall be null and void. In the event Lessor does not accept the offer, then Lessor may sell such Undeveloped Additional Real Estate to any third party it chooses, provided the price and other terms are no less favorable to Lessor than those offered by Lessee.

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

      (d) In consideration of limiting the foregoing option and right of first offer rights of Lessee hereunder, Lessor agrees that Lessor shall pay Lessee with respect to the Additional Real Estate up to Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00), which shall be disbursed to Lessee by Lessor upon Lessee's request in increments of Five Hundred Thousand and 00/100 Dollars ($500,000.00) each. Lessor shall make such payments within five
(5) Business Days following receipt of a written request from Lessee, it being understood and agreed that Lessor shall have no further obligation to make any such payments after August 31, 2006.

      (e) Lessee shall not develop the Additional Real Estate unless and until the Lessee purchases the Additional Real Estate as provided herein. Lessee hereby grants Lessor a right of first refusal with respect to the financing of any such development. Lessee shall provide Lessor prompt notice of its intent to develop the Additional Real Estate and shall include the proposed terms thereof. Lessor shall have fifteen (15) days from receipt of such notice in which to exercise the foregoing right of first refusal. So long as Lessee is not in default under the terms of this Lease and there is no default under the Other Lease and/or Tenant Leases beyond all applicable cure periods, Lessor agrees that it will not develop or sell the Additional Real Estate (except to Lessee pursuant hereto) for a period of thirty-six (36) months after the date on which the certificate of occupancy has been issued for the operation of a general acute care hospital facility on the Leased Property.

      (f) At any closing pursuant to an option or right of full offer set forth in this Section 39.12, Lessor shall, upon receipt from Lessee of the applicable purchase price, together with full payment of any unpaid Rent due and payable with respect to any period ending on or before the date of such closing, deliver to Lessee an appropriate special warranty deed or other instrument of conveyance conveying the entire interest of Lessor in and to such Undeveloped Additional Real Estate to Lessee. Such Undeveloped Additional Real Estate shall be conveyed in the condition in which it was in at the time of its purchase by Lessor, free and clear of all encumbrances other than (i) those that Lessee has agreed under the Lease to pay or discharge, (ii) those mortgages, liens, if any, which Lessee has agreed in writing to accept and to take title subject to, (iii) any other Encumbrances permitted to be imposed on the Additional Real Estate under the provisions of Article XXXVII which are assumable at no cost to Lessee or to which Lessee may take subject without cost to Lessee, and (iv) any matters affecting the Undeveloped Additional Real Estate as of the Commencement Date. All expenses of the conveyance, including, without limitation, the cost of title examination or standard coverage title insurance, survey, attorneys' fees incurred by Lessor in connection with such conveyance, transfer taxes, recording fees and similar charges shall be paid for by Lessee. The purchase price and such costs shall be paid in cash to Lessor on the date of closing, or as Lessor may direct, in federal or other immediately available funds.

      (g) Notwithstanding any other provision of the Lease to the contrary, commencing on the date that any payment under Section 39.12 (d) is made by Lessor, the amount paid shall be added to the Total Development Costs and the rent payable from Lessee to Lessor pursuant to Section 3.1 of the Lease shall be increased accordingly; provided, however, that upon any purchase pursuant to this Section 39.12, the Total Development Costs shall be decreased by an amount equal to the purchase price paid by Lessee for the purchase of such Undeveloped Additional Real Estate and the rent payable pursuant to Section 3.1 of the Lease shall be reduced accordingly.

      (h) In the event Lessee exercises its option to purchase the Undeveloped Additional Real Estate in portions, Lessee shall, at its expense, be responsible for complying with all subdivision rules and regulations relating to the Additional Real Estate and shall provide to Lessor prior to the closing of such purchase an ALTA survey and a title insurance commitment/policy for the portion of the Additional Real Estate being purchased.

      2. REPRESENTATION. Lessee represents and warrants that no consents, approvals or notices are required to be obtained from or given to any persons in connection with the execution of this First Amendment. Lessor represents and warrants that no consents, approvals or notices are required to be obtained from or given to any persons in connection with the execution of this First Amendment. Lessee further represents and warrants that all representations and warranties set forth in the Lease are true and correct on the date hereof and that there are no defaults or events of default under the Lease.

      3. RATIFICATION. Except as expressly amended hereby, the Lease is hereby confirmed and ratified in all respects by each of the parties thereto, including, without limitation, the provisions of Article XVIII of the Lease, which shall remain in full force and effect.

      4. MISCELLANEOUS.

      (a) Lessor and Lessee shall, promptly upon the request of either, enter into a conforming amendment to the Lease Memorandum in form suitable for recording under the laws of the State of Texas.

      (b) This First Amendment may be executed in separate counterparts each of which shall be an original and all of which shall be deemed to be one and the same instrument.

      (c) By execution hereof, the Guarantors agree that the Lease Guaranty dated June 17, 2004 continues to apply to the Lease as hereby amended.

                      [ See Following Page for Signatures ]

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

      IN WITNESS WHEREOF, Lessor and Lessee have executed this First Amendment to be effective as of the date first written above.

                                LESSOR:

                                MPT WEST HOUSTON HOSPITAL, L.P.

                                By:   MPT Operating Partnership, L.P.
                                Its:  General Partner

                                By:   /s/ Edward K. Aldag, Jr.
                                      Edward K. Aldag, Jr.
                                Its:  President and Chief Executive Officer

                                LESSEE:

                                STEALTH, L.P.

                                By:   West Houston GP, L.P.
                                Its:  General Partner
                                By:   West Houston Joint Ventures, Inc.
                                Its:  General Partner

                                By:   /s/ Tom Gallagher
                                Its:  President and CEO

                                GUARANTORS:

                                WEST HOUSTON GP, L.P.

                                By:   West Houston Joint Ventures, Inc.
                                Its:  General Partner

                                By:   /s/ Tom Gallagher
                                Its:  President and CEO

                                WEST HOUSTON JOINT VENTURES, INC.

                                By:   /s/ Tom Gallagher
                                Its:  President and CEO

                                   EXHIBIT "A"

TRACT 1:

Description of 0.7883 acre, (34,337 square feet) of land out of a called 17.188 acre tract described by deed to I-10 Westview Partnership, a Texas general partnership recorded under Harris County Clerk's File Number T671246 and being out of Unrestricted Reserve "A" out of Block One of TOWN AND COUNTRY COMMERCE PARK, SECTION TWO, a subdivision as shown on the plat thereof recorded at Film Code Number 523074 of the Harris County Map Records, located in the C. Williams Survey, Abstract Number 834, Harris County, Texas, and more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" found at the southeast corner of said Unrestricted Reserve "A", the northeast corner of Unrestricted Reserve "B" out of Block One of said TOWN AND COUNTRY COMMERCE PARK, SECTION TWO, and the northeast corner of a called 4.519 acre tract described by deed to The Ring Company, recorded under Harris County Clerk's File Number V446253, in the west line of a called 50-foot wide Fee Strip, described by deed to Houston Lighting and Power recorded in Volume 3500, Page 551 of the Harris County Deed Records;

THENCE, South 88 degrees 10 minutes 45 seconds West, with the south line of said Unrestricted Reserve "A", the north line of Unrestricted Reserve "B", and the north line of said 4.519 acre tract, a distance of 286.15 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, North 01 degree 49 minutes 15 seconds West, a distance of 34.86 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for angle point;

THENCE, North 46 degrees 49 minutes 15 seconds West, a distance of 13.16 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, South 43 degrees 10 minutes 45 seconds West, a distance of 62.45 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set in the south line of said Unrestricted Reserve "A", the north line of said Unrestricted Reserve "B", and the north line of said 4.519 acre tract for angle point;

THENCE, South 88 degrees 10 minutes 45 seconds West, with said common line, a distance of 6.43 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for angle point;

THENCE, North 46 degrees 49 minutes 15 seconds West, a distance of 45.45 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, North 43 degrees 10 minutes 45 seconds East, a distance of 67.00 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, North 46 degrees 49 minutes 15 seconds West, a distance of 18.23 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for angle point;

THENCE, North 88 degrees 10 minutes 45 seconds East, a distance of 51.96 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, North 01 degree 49 minutes 15 seconds West, a distance of 68.23 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for angle point;

THENCE, South 46 degrees 49 minutes 18 seconds East, a distance of 29.73 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, North 43 degrees 10 minutes 45 seconds East, a distance of 55.50 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, South 46 degrees 49 minutes 15 seconds East, a distance of 50.00 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, South 43 degrees 10 minutes 45 seconds West, a distance of 55.50 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, South 46 degrees 49 minutes 18 seconds East, a distance of 31.02 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for angle point;

THENCE, North 88 degrees 10 minutes 45 seconds East, a distance of 213.42 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set in the east line of said Unrestricted Reserve "A" and the west line of said 50-foot wide Fee Strip for corner;

THENCE, South 01 degree 49 minutes 15 seconds East, with said common line, a distance of 82.32 feet to the POINT OF BEGINNING and containing 0.7883 of one acre, (34,337 square feet) of land.

All bearings are based on found monumentation of the plat of TOWN AND COUNTRY COMMERCE PARK, SECTION TWO, a subdivision as shown on the plat thereof recorded at Film Code No. 523074 of the H.C.M.R.

This description has been prepared in conjunction with a Boundary Survey issued by Carter & Burgess, Inc., Project Number 030171.020.

TRACT 2:

Description of 4.1224 acres, (179,576 square feet) of land out of a called 4.519 acre tract described by deed to The Ring Company, recorded under Harris County Clerk's File Number V446253, being part of Unrestricted Reserve "B" out of Block One of TOWN AND COUNTRY COMMERCE PARK, SECTION TWO, a subdivision as shown on the plat thereof recorded at Film Code Number 523074 of the Harris County Map Records, located in the C. Williams Survey, Abstract Number 834, Harris County, Texas, and more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" found at the northeast corner of said 4.519 acre tract, the northeast corner of said Unrestricted Reserve "B" and the southeast corner of Unrestricted Reserve "A" out of Block One of said TOWN AND COUNTRY COMMERCE PARK, SECTION TWO in the west line of a 50-foot wide Fee Strip, described by deed to Houston Lighting and Power recorded in Volume 3500, Page 551 of the Harris County Deed Records;

THENCE, South 01 degree 49 minutes 15 seconds East, with the west line of said 50-foot wide Fee Strip the east line of said 4.519 acre tract, and the east line of said Unrestricted Reserve "B", a distance of 73.80 feet to a railroad spike found at the southwest corner of said 50-foot wide Fee Strip;

THENCE, North 88 degrees 43 minutes 44 seconds East, with the south line of said 50-foot wide Fee Strip, the north line of said 4.519 acre tract, and the north line of Unrestricted Reserve "B", a distance of 50.00 feet to the southeast corner of said 50-foot wide Fee Strip and the most easterly northeast corner of said 4.519 acre tract, and the most easterly northeast corner of said Unrestricted Reserve "B" in the west line of a called 12.4414 acre tract of land described by deed to Greenbriar Holdings Houston, Ltd., a Texas limited partnership recorded under Harris County Clerk's File Number P952969, and from which a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" found bears South 40 degrees 49 minutes 56 seconds West, a distance of 0.95 feet;

THENCE, South 01 degree 49 minutes 15 seconds East, with east line of said 4.519 acre tract, the east line of said Unrestricted Reserve "B", and the west line of a said 12.4414 acre tract, a distance of 280.56 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set at the southeast corner of said 4.519 acre tract;

THENCE, South 88 degrees 10 minutes 45 seconds West, with the south line of said
4.519 acre tract, a distance of 88.56 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set in the easterly right-of-way line of the cul-de-sac of South Westview Circle Drive (60-foot-wide right-of-way) as dedicated by TOWN AND COUNTRY COMMERCE PARK, REPLAT NO. 1, a subdivision as shown on the plat thereof recorded at Film Code Number 488129 of the Harris County Map Records, at the beginning of a non-tangent curve to the left;

THENCE, southwesterly, with the northerly right-of-way line of said South Westview Circle Drive, the southerly line of said 4.519 acre tract, the southerly line of said Unrestricted Reserve "B", and the arc of said non-tangent curve to the left having a radius of 60.00 feet, a central angle of 100 degrees 23 minutes 00 seconds, a chord bearing of South 88 degrees 41 minutes 28 seconds West, a chord distance of
92.18 feet, and an arc length of 105.12 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set at a point of reverse curvature;

THENCE, southwesterly, with said common line and the arc of a curve to the right having a radius of 25.00 feet, a central angle of 49 degrees 40 minutes 47 seconds, a chord bearing of South 63 degrees 20 minutes 21 seconds West, a chord distance of 21.00 feet, and an arc length of 21.68 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for point of tangency of said curve;

THENCE, South 88 degrees 10 minutes 45 seconds West, with said common line, a distance of 336.34 feet to the beginning of a curve to the right and from which a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" found bears South 14 degrees 01 minute 50 seconds East, a distance of 0.23 feet;

THENCE, northwesterly, with the arc of said curve to the right having a radius of 25.00 feet, a central angle of 90 degrees 00 minutes 00 seconds, a chord bearing of North 46 degrees 49 minutes 15 seconds West, a chord distance of
35.36 feet, and an arc length of 39.27 feet to the point of tangency of said curve in the east right-of-way line of Business Center Drive, (60-foot wide right-of-way) as dedicated by said TOWN AND COUNTRY COMMERCE PARK, REPLAT NO. 1 and from which a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" found bears North 22 degrees 27 minutes 31 seconds East, a distance of 0.25 feet;

THENCE, North 01 degree 49 minutes 15 seconds West, with the east right-of-way line of said Business Center Drive, the west line of said 4.519 acre tract, and the west line of said Unrestricted Reserve "B", a distance of 261.06 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, North 88 degrees 10 minutes 45 seconds East, a distance of 225.00 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set for corner;

THENCE, North 01 degree 49 minutes 15 seconds West, a distance of 76.78 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set in the south line of said Unrestricted Reserve "A" and the north line of said Unrestricted Reserve "B" for corner;

THENCE, North 88 degrees 10 minutes 45 seconds East, with said common line, a distance of 286.15 feet to the POINT OF BEGINNING and containing 4.1224 acres, (179,576 square feet) of land.

All bearings are based on found monumentation of the plat of TOWN AND COUNTRY COMMERCE PARK, SECTION TWO, as recorded at Film Code No. 523074 of the H.C.M.R.

This description has been prepared in conjunction with a Boundary Survey issued by Carter & Burgess, Inc., Project Number 030171.020.

TRACT 3:

Description of 0.0692 acre, (3,013 square feet) of land out of a called 17.188 acre tract of land described by deed to I-10 Westview Partnership, a Texas general partnership recorded under Harris County Clerk's File Number T671246, being out of Unrestricted Reserve "B" out of Block One of TOWN AND COUNTRY COMMERCE PARK, SECTION TWO, a subdivision as shown on the plat thereof recorded at Film Code Number 523074 of the Harris County Map Records, located in the C. Williams Survey, Abstract Number 834, Harris County, Texas, and more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" found at the southeast corner of said Unrestricted Reserve "B", the northeast corner of Unrestricted Reserve "B" out of Block Two of TOWN AND COUNTRY COMMERCE PARK, REPLAT NO. 1, a subdivision as shown on the plat thereof recorded at Film Code Number 488129, the west line of a called 12.4414 acre tract, described by deed to Greenbriar Holdings Houston, Ltd., a Texas limited partnership recorded under Harris County Clerk's File Number P952969;

THENCE, South 88 degree 10 minutes 45 seconds West, with north line of Unrestricted Reserve "B" out of said Block Two and the south line of Unrestricted Reserve "B" out of said Block One, a distance of 75.00 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set in the east side of a cul-de-sac of South Westview Circle Drive (60-foot-wide right-of-way) dedicated to the public by said TOWN AND COUNTRY COMMERCE PARK, REPLAT NO. 1 and for the beginning of a non-tangent curve to the left;

THENCE, northwesterly, with the east line of said cul-de-sac, west line of Unrestricted Reserve "B" out of said Block One and the arc of said non-tangent curve to the left having a radius of 60.00 feet, a central angle of 39 degrees 17 minutes 47 seconds, a chord bearing of North 21 degrees 28 minutes 09 seconds West, a chord distance of 40.35 feet, and an arc length of 41.15 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set at a southerly corner of a called 4.519 acre tract described by deed to The Ring Company recorded under Harris County Clerk's File Number V446253;

THENCE, North 88 degrees 10 minutes 45 seconds East, with the south line of said
4.519 acre tract, a distance of 88.56 feet to a 5/8-inch iron rod with plastic cap stamped "CARTER & BURGESS" set at the southeast corner of said 4.519 acre tract in the west line of said 12.4414 acre tract and the east line of Unrestricted Reserve "B" out of said Block One;

THENCE, South 01 degree 49 minutes 15 seconds East, with east line of Unrestricted Reserve "B" out of said Block One and the west line of said 12.4414 acre tract, a distance of 38.00 feet to the POINT OF

BEGINNING and containing 0.0692 of one acre, (3,013 square feet) of land.

All bearings are based on found monumentation of the plat of TOWN AND COUNTRY COMMERCE PARK, SECTION TWO, a subdivision as shown on the plat thereof recorded at Film Code No. 523074 of the H.C.M.R.

This description has been prepared in conjunction with a Boundary Survey issued by Carter & Burgess, Inc., Project Number 030171.020.

TRACT 4

Unrestricted Reserve "B", in Block Two (2), of Town and Country Commerce Park, Section Two, Replat No. One, a subdivision according to the map or plat thereof recorded under Film Code No. 551006, Map Records, Harris County, Texas.

TRACT 5

Reserve "A", in Block One (1), of Town and Country Commerce Park, Replat No. 1, a subdivision according to the map or plat thereof recorded under Film Code No. 488129, Map Records, Harris County, Texas.

                                   EXHIBIT "B"

TRACT 4

Unrestricted Reserve "B", in Block Two (2), of Town and Country Commerce Park, Section Two, Replat No. One, a subdivision according to the map or plat thereof recorded under Film Code No. 551006, Map Records, Harris County, Texas.

TRACT 5

Reserve "A", in Block One (1), of Town and Country Commerce Park, Replat No. 1, a subdivision according to the map or plat thereof recorded under Film Code No. 488129, Map Records, Harris County, Texas.

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